UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07061 )

Exact name of registrant as specified in charter: Putnam Capital Appreciation Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: May 31, 2007

Date of reporting period: June 1, 2006— May 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Appreciation Fund

5|31|07

Annual Report

PUTNAM
INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound
sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Capital
Appreciation
Fund

5| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	22
Financial statements	23
Federal tax information	42
Brokerage commissions	42
Shareholder meeting results	43
About the Trustees	44
Officers	48

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise. After a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. The upward climb in the stock market has been largely unaffected by higher-trending interest rates since mid-May, though it remains to be seen whether current stock market levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the U.S. economy will weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed this summer.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended May 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Capital Appreciation Fund:
seeking overlooked, underpriced companies

At any given time, financial market conditions may favor one type of stock over another. For example, the market may favor growth stocks —stocks of companies with potential for rapid growth. At other times, the market may favor value stocks — those whose prices are low relative to the company’s long-term potential. A key advantage of Putnam Capital Appreciation Fund is that it invests in both types of stocks, which means the fund’s management team can seek opportunities in any market environment. In addition, the fund can invest in stocks across a wide range of industries and in companies of all sizes.

The fund’s management team believes that every company, regardless of its size, products, services, or industry, has an underlying long-term business worth. It is determined by analyzing a number of factors, including the company’s long-term growth potential. A stock’s price, however, may or may not accurately reflect the company’s underlying worth. Often, investors will underestimate the ability of successful companies to maintain their long-term competitive advantages. Short-term setbacks also can cause a company’s stock price to decline below its long-term worth. The fund’s management team searches for these market “inefficiencies,” identifying undervalued stocks and holding them in the portfolio until their prices more closely reflect the company’s true worth. To gain a better understanding of companies and stocks, the team combines two types of analysis: quantitative analysis of a company’s historical results, and fundamental analysis of those results to forecast the future direction of a company.

With its ability to invest in stocks of companies at all capitalization levels, and across a broad range of industries, Putnam Capital Appreciation Fund may be suitable for investors who are seeking growth through a well-diversified stock portfolio.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth stock analysis:
Evaluate the future and
understand the past

Drawing on the expertise of dedicated stock analysts, the fund’s management team seeks stocks that are believed to be worth more than their current prices indicate.

In conducting research, the team uses both quantitative and fundamental analysis. While many research organizations emphasize just one approach, Putnam analysts look for companies that score well using both measures. They also dig behind the numbers to try to get a better understanding of each company’s competitive advantages and weaknesses.

The thoroughness of this process enables the fund’s managers to have greater conviction when their views differ from the market. Once a stock is selected for the portfolio, it is regularly assessed by the team to ensure that it continues to meet their criteria.

Putnam Capital Appreciation Fund’s holdings have spanned
sectors and industries over time.

Performance and portfolio snapshots

Putnam Capital
Appreciation Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart do not reflect a sales charge. See page 10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“As always, throughout the period, we
continued to utilize our bottom-up, research-
intensive investment process to identify and
take advantage of opportunities.”

James Wiess, Portfolio Leader, Putnam Capital Appreciation Fund

Allocations represented as a percentage of net assets. Holdings and allocations may vary over time.

Report from the fund managers

The year in review

Your fund delivered strong absolute performance, based on results before sales charges, for the fiscal year that ended May 31, 2007. However, it did not perform as well as its benchmark, the Russell 3000 Index, or the average for its Lipper category, Multi-Cap Core Funds. We attribute this relative performance shortfall primarily to the weakness of several holdings in the financial sector. Negative developments in the market for subprime mortgages and an inverted yield curve, which increased the cost of funds for banks, held back the performance of many financial stocks during the final months of the period, and your fund was heavily concentrated in this area of the market. Holdings in other areas, however, such as technology, health care, and consumer stocks, contributed positively to returns for the period. Also helping the fund was our valuation discipline and the fund’s flexibility to invest in both growth- and value-style stocks. As always, throughout the period, we continued to utilize our bottom-up, research-intensive investment process, which has enabled us to identify and take advantage of timely opportunities in every sector of the market.

Market overview

During the 12 months ended May 31, 2007, the broad stock market delivered solid gains. Early in the period, the market was fairly volatile as investors worried about inflation, slowing economic growth, and the outlook for interest rates. These concerns were tempered by the close of the 2006 calendar year, as broad stock market indexes, such as the S&P 500 and the Nasdaq Composite, posted gains for a fourth year in a row. The upswing continued until late February, when stocks declined sharply in response to escalating concerns about slowing U.S. economic growth and problems in the subprime mortgage market. Subprime mortgages are loans made to higher-risk borrowers, and a slowing housing market precipitated rising delinquencies for these loans during this period. This proved to be a temporary setback, and the market recovered. Among the factors helping to reassure investors were a relatively healthy U.S. economy, a solid labor market, and continued strength in many international economies. In addition, in our view, stock valuations and inflation remained at reasonable levels.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 5/31/07. See the previous page and page 10 for additional fund performance
information. Index definitions can be found on page 17.

Strategy overview

In managing your fund’s portfolio, we have maintained our bottom-up approach to stock selection. Regardless of how the economy or markets are behaving, we look for companies whose stocks appear to be mispriced by the market — in other words, companies that we believe are worth more than their current stock prices indicate. The fund is managed in a “blend” investment style, which means that instead of having a strong growth or value orientation, it has the flexibility to invest in a wide range of companies. It can invest in companies that are growing rapidly and seem to have the potential to continue growing (typically classified as “growth” stocks), as well as out-of-favor companies that are undergoing changes that may improve their earnings and growth potential (usually considered “value” stocks). In either case, we look for companies whose stock prices are currently low relative to our assessment of the company’s earnings and growth potential. We find that, typically, stocks become attractively valued when the market underestimates the ability of good companies to maintain their returns and growth rates, or when the market overreacts to short-term events. We believe that if we focus on cash flows and valuations, maintain a diversified portfolio, and remain willing to buy and hold controversial stocks that we think are temporarily out of favor, the fund can profit from mispricings in the market.

Your fund’s holdings

One of the top contributors to the fund’s performance for the period was the stock of Apple Computer, maker of Macintosh computers and the extremely popular iPod digital media player. Apple’s stock price rose to record highs as investors gained confidence in the company’s ability to expand its share of the desktop and laptop computer market, and anticipated further success from the company’s forthcoming iPhone. We believe investors tend to underestimate Apple’s ability to create increasingly more innovative products that will be compelling to consumers.

Among the smaller technology companies in the portfolio, Brocade Communications Systems was a highlight for the period. As more businesses upgraded to new equipment, this data storage company experienced solid revenue growth and increased market share. Another strong performer among the portfolio’s smaller-company holdings was the stock of toy manufacturer Hasbro. The profitability of Hasbro’s game business, which includes the Milton Bradley and Parker Brothers names, improved significantly after struggling during the previous year. Hasbro also benefited from strong overall sales in the toy market, particularly from its Littlest Pet Shop products.

The fund’s health-care holdings, most notably our investments in pharmacy benefit managers (PBMs) Express Scripts, Caremark, and Medco Health

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Solutions, also boosted results during the period. In September 2006, Wal-Mart introduced a drug program that would lower the cost of hundreds of generic medicines to $4 per prescription. Investors feared this would put pressure on PBMs by driving consumers to buy their generic drugs from Wal-Mart rather than through PBM programs. When pharmacy operator CVS announced its intention to acquire PBM Caremark Rx, also in the fall of 2006, stock prices for PBMs declined. Some investors perceived the potential merger as a negative development, and CVS’s offer price was not significantly above the price at which Caremark was then trading. As PBM stock prices declined, we focused on factors such as the companies’ earnings, cash flow, and growth potential, and took advantage of their attractive prices by adding them to the portfolio. They were among the top performers in the portfolio for the period. By the close of the period, Caremark had been sold from the portfolio.

The primary detractors from performance for the fiscal year were stocks in the financial sector. Our investments in Capital One Financial and Countrywide Financial were affected by the subprime mortgage fears surrounding financial stocks, even though Capital One is not a significant participant in the subprime market, and Countrywide’s exposure was limited. Unlike many of its competitors, Countrywide did not lower its underwriting standards in the quest to capture higher subprime loan volumes. In addition, Countrywide’s more diversified business model dampened the overall impact of the subprime loans that were on its books. Because some less diversified and more aggressively positioned lenders have been forced to exit the subprime business, we see increased potential for well-positioned companies like Countrywide to capture greater market share in a part of the industry that may operate more rationally in the future. Capital One Financial also struggled because of mortgage market issues and also as a result of an inverted U.S. Treasury yield curve. The curve is a graphical representation of differences in yield for bonds of different maturities. An inverted curve means that longer-term yields are lower than short-term yields, which can increase the cost of funds for banks. Although the inverted yield curve reduced Capital One’s earnings growth, the stock remained in the fund’s portfolio because we think the company’s normalized earning power is not reflected in its current stock price.

A smaller financial company that dampened returns was Corus Bankshares, the holding company for Corus Bank. The downturn in the real-estate market had a negative impact on Corus, which concentrates on real-estate lending, particularly in the condominium market. Corus

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each represented, as of 5/31/07. The fund's holdings will change over time.

Holding	Percent of fund's net assets	Industry

Capital One Financial Corp.	3.0%	Consumer finance

Commerce Bancorp, Inc.	2.5%	Banking

American International Group, Inc.	2.5%	Insurance

Bear Stearns Cos., Inc. (The)	2.3%	Investment banking/brokerage

Radian Group, Inc.	2.1%	Financial

Countrywide Financial Corp.	2.1%	Consumer finance

Bank of America Corp.	2.0%	Banking

UnitedHealth Group, Inc.	2.0%	Health-care services

Goldman Sachs Group, Inc. (The)	1.9%	Investment banking/brokerage

Cisco Systems, Inc.	1.9%	Communications equipment

remained in the portfolio at period-end; the company has a longer history than many of its competitors and, in our view, it appears poised to perform well within its industry. Georgia Gulf, one of the largest producers of vinyl resins and vinyl compounds, was another detractor. Higher feed-stock costs and continuing excess supply in the industry have hurt the company’s profits. Disappointing earnings hurt the stock price for Caterpillar, a maker of construction and mining equipment. However, we believe both Georgia Gulf and Caterpillar continue to offer attractive valuations and long-term growth prospects, and they remained in the portfolio at the close of the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

With the exception of sell-offs in late February and March, U.S. stock indexes had been climbing for more than 11 months when the fund’s fiscal year came to a close. The advances sent the Dow to all-time highs, and the S&P 500 reached its record peak shortly after the close of the period. However, some issues continued to weigh on investors’ minds, such as the increase in subprime mortgage defaults and its impact on the U.S. housing market, as well as higher oil prices and the Fed’s future interest-rate policy. Despite the market’s record-setting levels, we believe that the stocks of many U.S. companies remain attractively valued, particularly when viewed against other asset classes such as bonds or international stocks.

Regardless of the direction the markets take in the months ahead, we will remain focused on the long-term potential of individual companies rather than short-term developments in the economy. General themes at work in the market influence our portfolio construction process and the timing of our buy and sell decisions. However, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. With our bottom-up approach, we find that mispriced opportunities often cluster in particular market sectors or industry groups. Currently, two areas where we are finding opportunities are financial and consumer cyclical stocks.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/5/93)		(11/2/94)		(7/14/00)		(1/22/96)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.32%	10.89%	10.51%	10.51%	10.71%	10.71%	10.76%	10.49%	11.05%	11.36%

10 years	76.60	67.33	64.23	64.23	65.43	65.43	67.97	62.47	72.25	77.31
Annual average	5.85	5.28	5.09	5.09	5.16	5.16	5.32	4.97	5.59	5.89

5 years	56.78	48.56	51.01	49.01	51.05	51.05	52.94	47.97	54.85	57.41
Annual average	9.41	8.24	8.59	8.30	8.60	8.60	8.87	8.15	9.14	9.50

3 years	50.53	42.60	47.08	44.08	47.11	47.11	48.25	43.40	49.32	51.14
Annual average	14.61	12.56	13.72	12.95	13.73	13.73	14.02	12.77	14.30	14.76

1 year	20.38	14.07	19.48	14.48	19.49	18.49	19.77	15.90	20.06	20.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 5/31/97 to 5/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,423 and $16,543, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,247 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,225 and $17,731, respectively.

Comparative index returns For periods ended 5/31/07

		Lipper Multi-Cap
	Russell 3000	Core Funds
	Index	category average*

Annual average
(life of fund)	11.32%	10.93%

10 years	121.16	140.74
Annual average	8.26	8.65

5 years	63.17	58.85
Annual average	10.29	9.55

3 years	47.73	46.02
Annual average	13.89	13.35

1 year	22.58	20.62

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/07, there were 861, 645, 465, 191, and 79 funds, respectively, in this Lipper category.

Fund price and distribution* information For the 12-month period ended 5/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

5/31/06	$20.61	$21.75	$19.40	$19.81	$19.78	$20.44	$20.49	$20.63

5/31/07	24.81	26.18	23.18	23.67	23.69	24.49	24.60	24.90

* The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/5/93)		(11/2/94)		(7/14/00)		(1/22/96)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.03%	10.61%	10.22%	10.22%	10.42%	10.42%	10.47%	10.21%	10.76%	11.07%

10 years	63.48	54.92	52.08	52.08	53.07	53.07	55.59	50.50	59.56	64.22
Annual average	5.04	4.47	4.28	4.28	4.35	4.35	4.52	4.17	4.78	5.09

5 years	65.39	56.73	59.29	57.29	59.24	59.24	61.35	56.10	63.44	66.14
Annual average	10.59	9.40	9.76	9.48	9.75	9.75	10.04	9.32	10.32	10.69

3 years	42.53	35.06	39.39	36.39	39.37	39.37	40.49	35.93	41.49	43.18
Annual average	12.54	10.54	11.71	10.90	11.70	11.70	12.00	10.77	12.26	12.71

1 year	17.14	10.99	16.31	11.31	16.27	15.27	16.54	12.78	16.85	17.45

Fund's annual operating expenses For the fiscal year ended 5/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Appreciation Fund from December 1, 2006, to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class Y

Expenses paid per $1,000*	$ 7.09	$ 11.00	$ 11.01	$ 8.40	$ 5.78

Ending value (after expenses)	$1,106.10	$1,101.70	$1,102.00	$1,104.60	$1,107.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2007, use the calculation method below. To find the value of your investment on December 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 12/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.79	$ 10.55	$ 10.55	$ 9.30	$ 8.05	$ 5.54

Ending value (after expenses)	$1,018.20	$1,014.46	$1,014.46	$1,015.71	$1,016.95	$1,019.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Average annualized expense ratio for Lipper peer group†	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Capital Appreciation Fund	64%	95%	121%	111%	107%

Lipper Multi-Cap Core Funds category average	70%	65%	69%	70%	72%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on May 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 5/31/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. James Wiess is the Portfolio Leader, and Richard Cervone and Joseph Joseph are Portfolio Members, of the fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

Trustee and Putnam employee fund ownership

As of May 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 311,000	$ 96,000,000

Putnam employees	$3,768,000	$476,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $450,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation attributable to research, trading, administration, executive oversight, systems, compliance, or fund operations functions; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

James Wiess is also a Portfolio Leader of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Richard Cervone is also a Portfolio Member of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and Putnam International Capital Opportunities Fund.

James Wiess, Richard Cervone, and Joseph Joseph may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 5/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

24th	33rd	54th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 875, 608, and 438 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Core Funds category for the one-, five- and ten-year periods ended June 30, 2007, were 75%, 57%, and 88%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 630th out of 849, 263rd out of 465, and 167th out of 189 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, Marsh & McLennan Companies, Inc. announced on February 1, 2007 that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed this summer.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the “fund”) at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 10, 2007

The fund’s portfolio 5/31/07

COMMON STOCKS (98.9%)*

	Shares	Value

Advertising and Marketing Services (—%)
Greenfield Online, Inc. †	6,785	$107,203

Aerospace and Defense (3.4%)
Boeing Co. (The)	55,700	5,602,863
General Dynamics Corp.	70,700	5,672,968
Lockheed Martin Corp.	30,500	2,992,050
United Industrial Corp. (S)	14,072	842,913
United Technologies Corp.	99,500	7,019,725
		22,130,519

Airlines (0.5%)
Alaska Air Group, Inc. †	18,067	526,834
Continental Airlines, Inc. Class B †	17,098	686,827
ExpressJet Holdings, Inc. †	217,689	1,347,495
Midwest Express Holdings, Inc. †	47,200	710,360
World Air Holdings, Inc. †	3,519	41,982
		3,313,498

Automotive (2.4%)
Group 1 Automotive, Inc.	2,000	84,400
Harley-Davidson, Inc.	119,200	7,281,928
Johnson Controls, Inc.	41,800	4,585,460
Tenneco Automotive, Inc. †	106,137	3,461,128
		15,412,916

Banking (6.9%)
Anchor BanCorp Wisconsin, Inc.	6,512	186,439
Bank of America Corp.	263,200	13,346,872
BankUnited Financial Corp. Class A (S)	8,600	197,112
Center Financial Corp.	2,518	43,360
City Bank	12,600	409,752
City Holding Co.	6,266	238,797
Commerce Bancorp, Inc.	476,700	16,455,684
Corus Bankshares, Inc. (S) #	143,208	2,604,954
FirstFed Financial Corp. † (S)	50,278	3,241,423
Great Southern Bancorp, Inc.	700	19,355
Lakeland Financial Corp.	1,290	28,380
Provident Financial Holdings, Inc.	2,192	54,427
Republic Bancorp, Inc. Class A	2,253	42,965
Southwest Bancorp, Inc.	4,361	107,150
U.S. Bancorp	231,300	7,998,354
		44,975,024

Basic Materials (—%)
Ameron International Corp.	1,100	86,350
Foamex International, Inc. †	10,712	147,826
		234,176

Biotechnology (0.4%)
Albany Molecular Research, Inc. †	30,766	437,800
Applera Corp.- Applied Biosystems Group	20,175	572,768
Diversa Corp. † (S)	19,373	126,118
Enzon, Inc. †	21,277	180,216
Immunomedics, Inc. †	42,300	225,459
Quidel Corp. †	39,800	584,662
Savient Pharmaceuticals, Inc. †	37,800	537,516
		2,664,539

COMMON STOCKS (98.9%)* continued

	Shares	Value

Broadcasting (0.1%)
Sinclair Broadcast Group, Inc. Class A	31,239	$478,581

Building Materials (0.6%)
Sherwin-Williams Co. (The)	59,400	4,017,816

Chemicals (0.7%)
Arch Chemicals, Inc.	2,903	102,069
FMC Corp.	11,678	976,981
Georgia Gulf Corp. (S)	142,855	2,465,677
NewMarket Corp.	16,123	771,486
PolyOne Corp. †	8,200	58,466
PW Eagle, Inc. (S)	5,931	189,851
		4,564,530

Commercial and Consumer Services (1.6%)
CBIZ, Inc. †	10,695	79,999
Chemed Corp.	24,182	1,620,194
Consolidated Graphics, Inc. †	12,753	925,868
Dun & Bradstreet Corp. (The)	44,200	4,425,746
ICT Group, Inc. †	6,154	116,003
infoUSA, Inc.	17,600	187,968
Jackson Hewitt Tax Service, Inc.	34,187	1,034,157
Landauer, Inc.	4,400	218,592
Spherion Corp. †	11,900	117,215
Tech Data Corp. †	45,009	1,659,032
		10,384,774

Communications Equipment (2.5%)
Cisco Systems, Inc. †	466,600	12,560,872
Corning, Inc. †	139,400	3,485,000
Zhone Technologies, Inc. †	32,200	46,368
		16,092,240

Computers (3.0%)
Apple Computer, Inc. † #	70,100	8,521,356
Brocade Communications
Systems, Inc. †	476,605	4,375,234
Catapult Communications Corp. †	8,139	82,448
Cognos, Inc. (Canada) †	7,490	299,600
Emulex Corp. †	179,686	3,987,232
Magma Design Automation, Inc. † (S)	16,271	241,136
Micros Systems, Inc. †	17,739	984,337
MTS Systems Corp.	2,600	114,166
SPSS, Inc. †	11,288	496,785
Trident Microsystems, Inc. †	40,136	818,774
		19,921,068

Conglomerates (0.8%)
Danaher Corp. (S)	70,500	5,181,750

Construction (0.2%)
Builders FirstSource, Inc. †	10,092	168,234
Chicago Bridge & Iron Co., NV (New
York Exchange) (Netherlands)	22,714	884,937
		1,053,171

COMMON STOCKS (98.9%)* continued

	Shares	Value

Consumer (0.1%)
CSS Industries, Inc.	4,077	$156,108
Helen of Troy, Ltd. †	15,700	428,610
Hooker Furniture Corp. (S)	9,323	230,651
		815,369

Consumer Finance (5.5%)
AmeriCredit Corp. †	17,761	471,555
Asta Funding, Inc. (S)	11,168	471,401
Capital One Financial Corp.	249,900	19,937,022
Countrywide Financial Corp.	345,927	13,470,397
IndyMac Bancorp, Inc. (S)	31,832	1,068,919
World Acceptance Corp. †	12,335	522,757
		35,942,051

Consumer Goods (2.4%)
Blyth Industries, Inc.	39,714	1,089,752
Chattem, Inc. † (S)	45,491	2,896,412
Clorox Co.	95,800	6,432,012
Procter & Gamble Co. (The)	82,000	5,211,100
		15,629,276

Consumer Services (0.4%)
Labor Ready, Inc. †	121,377	2,913,048

Distribution (—%)
BlueLinx Holdings, Inc.	6,904	78,775
Huttig Building Products, Inc. †	9,650	78,358
		157,133

Electric Utilities (0.2%)
UniSource Energy Corp.	42,100	1,537,913

Electrical Equipment (—%)
Insteel Industries, Inc. (S)	12,793	233,600

Electronics (1.3%)
Amphenol Corp. Class A	94,800	3,391,944
Ansoft Corp. †	10,940	350,518
ASE Test, Ltd. (Taiwan) †	28,600	368,654
Greatbatch, Inc. †	14,623	439,275
LSI Logic Corp. †	28,842	250,349
Methode Electronics, Inc. Class A	20,932	315,655
Nam Tai Electronics, Inc.
(Hong Kong)	31,300	383,112
Omnivision Technologies, Inc. † (S)	20,921	366,118
Stoneridge, Inc. †	12,387	155,333
Synopsys, Inc. †	40,600	1,076,712
TriQuint Semiconductor, Inc. †	77,300	408,144
TTM Technologies, Inc. †	28,524	315,475
Zoran Corp. †	19,694	396,440
		8,217,729

Energy (1.2%)
Grey Wolf, Inc. †	162,500	1,287,000
NATCO Group, Inc. †	12,300	529,023
Parker Drilling Co. †	224,314	2,622,231
Tidewater, Inc.	25,750	1,699,500
Trico Marine Services, Inc. † (S)	44,300	1,865,473
		8,003,227

COMMON STOCKS (98.9%)* continued

	Shares	Value

Financial (3.5%)
Asset Acceptance Capital Corp. †	8,907	$171,014
MGIC Investment Corp. (S)	140,100	9,106,500
Radian Group, Inc. (S)	224,869	13,919,391
		23,196,905

Food (0.1%)
M&F Worldwide Corp. †	9,300	635,097
Village Super Market, Inc. Class A	600	25,770
		660,867

Forest Products and Packaging (0.3%)
Albany International Corp.	5,266	206,006
Buckeye Technologies, Inc. †	14,791	210,328
Graphic Packaging Corp. †	14,350	70,889
Louisiana-Pacific Corp.	11,822	242,351
Schweitzer-Mauduit International, Inc.	57	1,712
Universal Forest Products, Inc.	26,347	1,266,764
		1,998,050

Gaming & Lottery (—%)
Dover Downs Gaming &
Entertainment, Inc.	4,003	58,524

Health Care Services (5.6%)
Aetna, Inc.	190,700	10,093,751
American Dental Partners, Inc. †	11,207	289,365
AMICAS, Inc. †	22,982	72,163
Express Scripts, Inc. † (S)	71,200	7,269,520
Lincare Holdings, Inc. †	66,198	2,653,878
Medco Health Solutions, Inc. †	41,300	3,211,488
Odyssey Healthcare, Inc. †	15,422	200,023
UnitedHealth Group, Inc.	238,600	13,068,122
		36,858,310

Homebuilding (1.2%)
NVR, Inc. † (S)	9,600	7,651,200

Household Furniture and Appliances (0.6%)
American Woodmark Corp.	19,251	717,100
Conn’s, Inc. † (S)	1,100	33,385
Kimball International, Inc. Class B	11,650	159,023
Select Comfort Corp. † (S)	135,561	2,456,365
Stanley Furniture Co., Inc.	9,500	218,405
		3,584,278

Insurance (6.0%)
American Financial Group, Inc.	5,021	178,999
American International Group, Inc.	222,800	16,117,352
American Physicians Capital, Inc. †	16,346	668,224
Amerisafe, Inc. †	14,300	264,407
CNA Surety Corp. †	25,182	514,720
Commerce Group, Inc.	33,150	1,130,084
Delphi Financial Group Class A	26,086	1,120,133
EMC Insurance Group, Inc.	7,400	187,590
Endurance Specialty Holdings, Ltd.
(Bermuda)	10,378	413,356
FBL Financial Group, Inc. Class A	1,200	46,176
Hanover Insurance Group, Inc. (The)	6,231	304,010

COMMON STOCKS (98.9%)* continued

	Shares	Value

Insurance continued
Harleysville Group, Inc.	15,600	$472,056
HCC Insurance Holdings, Inc.	128,994	4,245,193
Hilb, Rogal & Hamilton Co.	9,650	418,714
Horace Mann Educators Corp.	5,185	115,729
Infinity Property & Casualty Corp.	10,581	558,994
Midland Co. (The)	7,618	339,001
National Interstate Corp.	5,372	130,969
Odyssey Re Holdings Corp.	10,170	436,090
Presidential Life Corp.	1,264	23,081
Procentury Corp.	8,958	170,560
RenaissanceRe Holdings, Ltd. (Bermuda)	22,720	1,333,437
Safety Insurance Group, Inc.	18,300	762,012
SeaBright Insurance Holdings, Inc. †	18,100	323,809
Selective Insurance Group	34,400	941,528
Stancorp Financial Group	22,340	1,136,212
Triad Guaranty, Inc. †	37,928	1,691,210
United Fire & Casualty Co.	500	19,575
W.R. Berkley Corp.	114,044	3,756,609
Zenith National Insurance Corp.	38,257	1,850,491
		39,670,321

Investment Banking/Brokerage (6.6%)
Bear Stearns Cos., Inc. (The)	102,300	15,340,908
E*Trade Financial Corp. †	236,800	5,671,360
Franklin Resources, Inc.	72,500	9,841,150
Goldman Sachs Group, Inc. (The)	54,600	12,602,772
		43,456,190

Lodging/Tourism (1.0%)
Royal Caribbean Cruises, Ltd.	67,800	2,947,944
Wyndham Worldwide Corp. †	95,200	3,541,440
		6,489,384

Machinery (1.6%)
Applied Industrial
Technologies, Inc.	15,115	442,265
Cascade Corp.	24,503	1,668,654
Caterpillar, Inc.	69,000	5,422,020
Gardner Denver, Inc. †	5,100	210,069
Manitowoc Co., Inc. (The)	24,235	1,836,528
NACCO Industries, Inc. Class A	2,400	408,000
Regal-Beloit Corp.	8,300	403,463
Wabtec Corp.	6,982	273,415
		10,664,414

Manufacturing (1.1%)
ITT Corp.	71,500	4,811,950
Lydall, Inc. †	6,733	95,003
Teleflex, Inc.	30,300	2,433,090
		7,340,043

Media (1.4%)
Walt Disney Co. (The)	249,900	8,856,456

Medical Technology (0.9%)
Bausch & Lomb, Inc.	7,300	495,670
Edwards Lifesciences Corp. †	14,751	740,500

COMMON STOCKS (98.9%)* continued

	Shares	Value

Medical Technology continued
Immucor, Inc. †	63,252	$1,997,498
Medical Action Industries, Inc. †	11,652	235,370
Mentor Corp. (S)	64,496	2,608,218
		6,077,256

Metal Fabricators (—%)
USEC, Inc. †	4,324	99,884

Metals (1.8%)
A.M. Castle & Co.	14,130	522,810
AK Steel Holding Corp. †	11,628	403,724
Cleveland-Cliffs, Inc.	50,064	4,420,151
Quanex Corp.	55,769	2,673,566
Shiloh Industries, Inc.	2,136	20,634
Steel Dynamics, Inc.	82,924	3,889,136
		11,930,021

Office Equipment & Supplies (0.1%)
Steelcase, Inc.	29,922	581,085

Oil & Gas (5.8%)
Callon Petroleum Co. †	15,973	227,615
Calumet Specialty Products Partners, LP	4,400	225,940
ConocoPhillips	69,100	5,350,413
EOG Resources, Inc.	52,000	3,998,800
Harvest Natural Resources, Inc. †	39,689	375,855
Hess Corp.	132,700	7,858,494
Meridian Resource Corp. †	21,500	62,995
Occidental Petroleum Corp.	187,900	10,328,863
St. Mary Land & Exploration Co. (S)	37,715	1,409,032
Tesoro Corp.	16,200	1,002,456
Valero Energy Corp.	51,200	3,820,544
XTO Energy, Inc.	60,600	3,515,406
		38,176,413

Pharmaceuticals (3.4%)
Alpharma, Inc. Class A (S)	77,305	1,878,512
Biovail Corp. (Canada)	28,733	697,063
Bradley Pharmaceuticals, Inc. †	45,263	999,407
Endo Pharmaceuticals Holdings, Inc. †	22,767	804,130
Johnson & Johnson	125,000	7,908,750
King Pharmaceuticals, Inc. †	184,825	3,925,683
Mylan Laboratories, Inc.	71,097	1,405,588
Sciele Pharma, Inc. †	12,711	314,216
Watson Pharmaceuticals, Inc. †	141,546	4,368,110
		22,301,459

Publishing (—%)
Journal Register Co.	19,339	108,492

Real Estate (2.9%)
Anthracite Capital, Inc. (R)	48,495	593,094
Ashford Hospitality Trust, Inc. (R)	61,300	760,733
CBL & Associates Properties (R)	57,276	2,350,607
DiamondRock Hospitality Co. (R)	49,903	1,044,969
Entertainment Properties Trust (R)	2,952	174,316
Equity Inns, Inc. (R)	126,274	2,524,217
FelCor Lodging Trust, Inc. (R)	27,855	729,522
First Industrial Realty Trust (R)	4,588	204,625

COMMON STOCKS (98.9%)* continued

	Shares	Value

Real Estate continued
Gramercy Capital Corp. (R)	11,300	$357,306
Highland Hospitality Corp. (R)	98,376	1,895,706
Hospitality Properties Trust (R)	41,412	1,840,349
Innkeepers USA Trust (R)	14,276	251,686
LTC Properties, Inc. (R)	22,359	536,169
Medical Properties Trust, Inc. (R) (S)	12,263	174,502
National Health Investors, Inc. (R)	32,609	1,156,967
National Retail Properties, Inc. (R)	22,814	553,240
Nationwide Health Properties, Inc. (R) (S)	22,500	699,075
NorthStar Realty Finance Corp. (R)	115,038	1,657,698
Omega Healthcare Investors, Inc. (R)	58,021	998,541
RAIT Investment Trust (R)	15,089	444,522
Resource Capital Corp. (R)	91	1,453
Winston Hotels, Inc. (R)	18,100	269,871
		19,219,168

Regional Bells (—%)
Cincinnati Bell, Inc. †	44,500	259,435

Restaurants (0.7%)
Burger King Holdings, Inc.	115,100	2,946,560
Denny’s Corp. †	9,831	45,026
Domino’s Pizza, Inc. †	62,228	1,220,913
Luby’s, Inc. †	16,556	159,600
		4,372,099

Retail (9.2%)
Aeropostale, Inc. †	90,364	4,183,853
AnnTaylor Stores Corp. †	85,878	3,356,971
Bed Bath & Beyond, Inc. †	87,800	3,569,948
Best Buy Co., Inc.	132,300	6,388,767
Books-A-Million, Inc.	39,900	657,153
Brown Shoe Co., Inc.	17,065	505,807
Buckle, Inc. (The)	15,382	629,124
Cato Corp. (The) Class A	75,538	1,642,952
CSK Auto Corp. †	29,880	543,816
CVS Corp.	186,400	7,183,856
Dollar Tree Stores, Inc. †	100,635	4,257,867
DSW, Inc. Class A †	800	30,576
Home Depot, Inc. (The)	274,700	10,677,589
Ingles Markets, Inc. Class A	4,825	172,204
Movie Gallery, Inc. † (S)	132,600	312,936
Nash Finch Co. (S)	6,600	310,530
Nordstrom, Inc.	48,900	2,539,377
Payless ShoeSource, Inc. †	77,006	2,750,654
PC Mall, Inc. †	24,300	298,404
Perry Ellis International, Inc. †	9,600	300,864
Rent-A-Center, Inc. †	69,928	1,895,049
Shoe Carnival, Inc. †	600	17,568
Systemax, Inc. (S)	13,517	293,995
Toro Co. (The) (S)	44,848	2,683,256
Tween Brands, Inc. †	1,388	60,420
USANA Health Sciences, Inc. † (S)	28,154	1,094,628
Wilsons The Leather Experts, Inc. † (S)	3,191	4,308
Wolverine World Wide, Inc. (S)	141,837	4,117,528
		60,480,000

COMMON STOCKS (98.9%)* continued

	Shares	Value

Schools (0.7%)
Career Education Corp. †	125,448	$4,374,372

Semiconductor (0.8%)
Advanced Energy Industries, Inc. †	9,777	239,928
Applied Materials, Inc.	254,700	4,864,770
Asyst Technologies, Inc. †	19,200	137,856
Photronics, Inc. †	7,400	108,780
		5,351,334

Shipping (0.9%)
Accuride Corp. †	22,306	350,650
Arkansas Best Corp.	16,001	660,681
Overseas Shipholding Group	60,943	4,848,016
		5,859,347

Software (3.7%)
BroadVision, Inc. † (S)	14,050	32,877
Microsoft Corp.	356,100	10,921,587
MicroStrategy, Inc. † (S)	39,414	4,091,961
Oracle Corp. †	403,100	7,812,078
SYNNEX Corp. †	4,682	95,887
Websense, Inc. †	47,849	1,076,603
		24,030,993

Staffing (0.1%)
Heidrick & Struggles
International, Inc. †	10,500	511,770

Technology (—%)
Amkor Technologies, Inc. †	15,682	222,998

Technology Services (1.8%)
Acxiom Corp. #	86,192	2,396,138
COMSYS IT Partners, Inc. †	33,500	771,170
Harris Interactive, Inc. †	30,700	171,613
Sohu.com, Inc. (China) †	11,713	305,826
SonicWall, Inc. †	38,895	321,273
Tyler Technologies, Inc. †	20,640	250,363
United Online, Inc.	239,214	4,080,991
Western Union Co. (The)	149,900	3,365,255
		11,662,629

Telecommunications (1.1%)
ADTRAN, Inc.	32,600	882,156
CenturyTel, Inc.	82,753	4,089,653
EMS Technologies, Inc. †	3,500	71,155
j2 Global Communications, Inc. †	25,372	845,649
Tessco Technologies, Inc. †	4,400	110,088
USA Mobility, Inc. †	35,884	825,691
UTStarcom, Inc. † (S)	79,850	575,719
		7,400,111

Textiles (0.2%)
Jones Apparel Group, Inc.	9,449	281,391
Kellwood Co.	32,122	925,435
Maidenform Brands, Inc. †	23,100	432,894
		1,639,720

COMMON STOCKS (98.9%)* continued

	Shares	Value

Tobacco (0.1%)
Alliance One International, Inc. †	33,919	$325,962
Universal Corp.	7,627	484,848
		810,810

Toys (0.7%)
Hasbro, Inc. (S)	135,689	4,362,401

Transportation Services (0.1%)
HUB Group, Inc. Class A †	21,672	801,431

Trucks & Parts (0.7%)
Autoliv, Inc. (Sweden)	71,265	4,254,521
Noble International, Ltd.	9,927	195,661
Standard Motor Products, Inc.	8,903	138,436
		4,588,618

Waste Management (—%)
Darling International, Inc. †	5,281	47,793

Total common stocks (cost $534,965,385)		$649,735,732

SHORT-TERM INVESTMENTS (7.8%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.08%
to 5.46% and due dates ranging
from June 1, 2007 to
July 30, 2007 (d)	$42,323,133	$42,245,276
Putnam Prime Money Market Fund (e)	9,304,533	9,304,533

Total short-term investments (cost $51,549,809)		$51,549,809

TOTAL INVESTMENTS
Total investments (cost $586,515,194)		$701,285,541

* Percentages indicated are based on net assets of $656,686,482.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at May 31, 2007.

At May 31, 2007, liquid assets totaling $102,384 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 5/31/07

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	16	$1,357,600	Jun-07	$ 41,292
S&P 500 Index (Long)	4	1,532,900	Jun-07	22,871
S&P Mid Cap 400 Index E-Mini (Long)	9	825,930	Jun-07	38,281

Total				$102,444

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/07

ASSETS

Investment in securities, at value, including $44,793,721 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $577,210,661)	$691,981,008
Affiliated issuers (identified cost $9,304,533) (Note 5)	9,304,533

Dividends, interest and other receivables	819,565

Receivable for shares of the fund sold	71,617

Receivable for securities sold	6,282,045

Receivable for variation margin (Note 1)	46,855

Total assets	708,505,623

LIABILITIES

Payable to custodian (Note 2)	37,493

Payable for securities purchased	6,078,136

Payable for shares of the fund repurchased	1,612,646

Payable for compensation of Manager (Notes 2 and 5)	1,009,334

Payable for investor servicing and custodian fees (Note 2)	184,724

Payable for Trustee compensation and expenses (Note 2)	224,232

Payable for administrative services (Note 2)	1,534

Payable for distribution fees (Note 2)	305,388

Collateral on securities loaned, at value (Note 1)	42,245,276

Other accrued expenses	120,378

Total liabilities	51,819,141

Net assets	$656,686,482

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$544,473,316

Undistributed net investment income (Note 1)	95,465

Accumulated net realized loss on investments (Note 1)	(2,755,090)

Net unrealized appreciation of investments	114,872,791

Total — Representing net assets applicable to capital shares outstanding	$656,686,482

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($551,605,879 divided by 22,235,492 shares)	$24.81

Offering price per class A share (100/94.75 of $24.81)*	$26.18

Net asset value and offering price per class B share ($80,182,830 divided by 3,459,086 shares)**	$23.18

Net asset value and offering price per class C share ($3,817,851 divided by 161,316 shares)**	$23.67

Net asset value and redemption price per class M share ($13,580,689 divided by 573,213 shares)	$23.69

Offering price per class M share (100/96.75 of $23.69)*	$24.49

Net asset value, offering price and redemption price per class R share ($169,272 divided by 6,880 shares)	$24.60

Net asset value, offering price and redemption price per class Y share ($7,329,961 divided by 294,349 shares)	$24.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/07

INVESTMENT INCOME

Dividends (net of foreign tax of $1,616) (Note 1)	$ 7,384,709

Interest (including interest income of $473,011 from investments in affiliated issuers) (Note 5)	475,796

Securities lending	377,927

Total investment income	8,238,432

EXPENSES

Compensation of Manager (Note 2)	4,020,333

Investor servicing fees (Note 2)	2,399,067

Custodian fees (Note 2)	198,658

Trustee compensation and expenses (Note 2)	49,999

Administrative services (Note 2)	24,806

Distribution fees — Class A (Note 2)	1,315,633

Distribution fees — Class B (Note 2)	893,135

Distribution fees — Class C (Note 2)	37,371

Distribution fees — Class M (Note 2)	100,633

Distribution fees — Class R (Note 2)	496

Other	290,054

Non-recurring costs (Notes 2 and 6)	4,314

Costs assumed by Manager (Notes 2 and 6)	(4,314)

Fees waived and reimbursed by Manager (Note 5)	(9,205)

Total expenses	9,320,980

Expense reduction (Note 2)	(237,278)

Net expenses	9,083,702

Net investment loss	(845,270)

Net realized gain on investments (Notes 1 and 3)	36,500,775

Net realized gain on futures contracts (Note 1)	753,262

Net unrealized appreciation of investments and futures contracts during the year	81,402,295

Net gain on investments	118,656,332

Net increase in net assets resulting from operations	$117,811,062

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	5/31/07	5/31/06

Operations:
Net investment loss	$(845,270)	$(1,484,462)

Net realized gain on investments	37,254,037	76,581,765

Net unrealized appreciation of investments	81,402,295	5,453,911

Net increase in net assets resulting from operations	117,811,062	80,551,214

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	—	(1,481,868)

Class R	—	(71)

Class Y	—	(24,045)

Redemption fees (Note 1)	1,154	674

Decrease from capital share transactions (Note 4)	(120,916,646)	(136,984,427)

Total decrease in net assets	(3,104,430)	(57,938,523)

NET ASSETS

Beginning of year	659,790,912	717,729,435

End of year (including undistributed net investment income of $95,465 and $22,636, respectively)	$656,686,482	$659,790,912

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
May 31, 2007	$20.61	—(d,e)	4.20	4.20	—	—	—(e)	$24.81	20.38	$551,606	1.34(d)	(.02)(d)	64.37
May 31, 2006	18.45	.01(d,f)	2.21	2.22	(.06)	(.06)	—(e)	20.61	12.06	514,931	1.26(d,f)	.04(d,f)	94.76
May 31, 2005	16.55	.10(d,g)	1.82	1.92	(.02)	(.02)	—(e)	18.45	11.59	429,902	1.28(d)	.60(d,g)	121.26
May 31, 2004	14.24	(.01)(d)	2.32	2.31	—	—	—	16.55	16.22	416,249	1.23(d)	(.07)(d)	111.20
May 31, 2003	15.89	—(e)	(1.65)	(1.65)	—	—	—	14.24	(10.38)	495,165	1.22	.01	107.08

CLASS B
May 31, 2007	$19.40	(.16)(d)	3.94	3.78	—	—	—(e)	$23.18	19.48	$80,183	2.09(d)	(.77)(d)	64.37
May 31, 2006	17.45	(.15)(d,f)	2.10	1.95	—	—	—(e)	19.40	11.18	120,192	2.01(d,f)	(.70)(d,f)	94.76
May 31, 2005	15.76	(.02)(d,g)	1.71	1.69	—	—	—(e)	17.45	10.72	267,369	2.03(d)	(.14)(d,g)	121.26
May 31, 2004	13.66	(.12)(d)	2.22	2.10	—	—	—	15.76	15.37	348,212	1.98(d)	(.82)(d)	111.20
May 31, 2003	15.35	(.09)	(1.60)	(1.69)	—	—	—	13.66	(11.01)	391,161	1.97	(.74)	107.08

CLASS C
May 31, 2007	$19.81	(.16)(d)	4.02	3.86	—	—	—(e)	$23.67	19.49	$3,818	2.09(d)	(.77)(d)	64.37
May 31, 2006	17.81	(.14)(d,f)	2.14	2.00	—	—	—(e)	19.81	11.23	3,717	2.01(d,f)	(.71)(d,f)	94.76
May 31, 2005	16.09	(.03)(d,g)	1.75	1.72	—	—	—(e)	17.81	10.69	3,460	2.03(d)	(.15)(d,g)	121.26
May 31, 2004	13.94	(.12)(d)	2.27	2.15	—	—	—	16.09	15.42	3,547	1.98(d)	(.83)(d)	111.20
May 31, 2003	15.67	(.10)	(1.63)	(1.73)	—	—	—	13.94	(11.04)	2,993	1.97	(.74)	107.08

CLASS M
May 31, 2007	$19.78	(.11)(d)	4.02	3.91	—	—	—(e)	$23.69	19.77	$13,581	1.84(d)	(.52)(d)	64.37
May 31, 2006	17.74	(.09)(d,f)	2.13	2.04	—	—	—(e)	19.78	11.50	14,035	1.76(d,f)	(.46)(d,f)	94.76
May 31, 2005	15.98	.02(d,g)	1.74	1.76	—	—	—(e)	17.74	11.01	16,984	1.78(d)	.11(d,g)	121.26
May 31, 2004	13.82	(.09)(d)	2.25	2.16	—	—	—	15.98	15.63	19,280	1.73(d)	(.57)(d)	111.20
May 31, 2003	15.49	(.06)	(1.61)	(1.67)	—	—	—	13.82	(10.78)	24,702	1.72	(.49)	107.08

CLASS R
May 31, 2007	$20.49	(.06)(d)	4.17	4.11	—	—	—(e)	$24.60	20.06	$169	1.59(d)	(.25)(d)	64.37
May 31, 2006	18.38	(.02)(d,f)	2.18	2.16	(.05)	(.05)	—(e)	20.49	11.76	64	1.51(d,f)	(.24)(d,f)	94.76
May 31, 2005	16.54	.07(d,g)	1.80	1.87	(.03)	(.03)	—(e)	18.38	11.29	15	1.53(d)	.39(d,g)	121.26
May 31, 2004†	15.82	(.02)(d)	.74	.72	—	—	—	16.54	4.55	8	.74(d)	(.19)(d)	111.20

CLASS Y
May 31, 2007	$20.63	.05(d)	4.22	4.27	—	—	—(e)	$24.90	20.70	$7,330	1.09(d)	.24(d)	64.37
May 31, 2006††	19.55	.05(d,f)	1.10	1.15	(.07)	(.07)	—(e)	20.63	5.90*	6,852	.66*(d,f)	.18*(d,f)	94.76

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to May 31, 2004.

† †  For the period October 4, 2005 (commencement of operations) to May 31, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

May 31, 2007	<0.01%

May 31, 2006	<0.01

May 31, 2005	<0.01

May 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended May 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage
		of average
	Per share	net assets

Class A	$0.03	0.14%

Class B	0.02	0.12

Class C	0.02	0.14

Class M	0.02	0.13

Class R	0.03	0.18

Class Y	N/A	N/A

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/07

Note 1: Significant accounting policies

Putnam Capital Appreciation Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2007, the value of securities loaned amounted to $44,793,721. The fund received cash collateral of $42,245,276 which is pooled with collateral of other Putnam funds into 47 issues of high-grade short-term investments. The fund also received high-quality, highly-rated securities of $3,847,050 in non-cash collateral.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2007, the fund had a capital loss carryover of $1,985,524 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on May 31, 2011.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, nontaxable dividends and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2007, the fund reclassified $918,099 to increase undistributed net investment income and $1,012,716 to decrease paid-in-capital, with a decrease to accumulated net realized loses of $94,617.

The tax basis components of distributable earnings and the federal tax cost as of May 31, 2007 were as follows:

Unrealized appreciation	$122,601,243
Unrealized depreciation	(8,402,611)
————————
Net unrealized appreciation	114,198,632
Capital loss carryforward	(1,985,524)
Cost for federal income tax purposes	$587,086,909

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through May 31, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended May 31, 2007, Putnam Management did not waive any of its management fee from the fund.

For the year ended May 31, 2007, Putnam Management has assumed $4,314 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended May 31, 2007, the fund incurred $2,580,716 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended May 31, 2007, the fund’s expenses were reduced by $237,278 under these arrangements.

Under the custodian contract between the fund and State Street Bank and Trust Company, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At May 31, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

Each independent Trustee of the fund receives an annual Trustee fee, of which $373, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended May 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $20,402 and $631 from the sale of class A and class M shares, respectively, and received $89,393 and $220 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended May 31, 2007, Putnam Retail Management, acting as underwriter, received $418 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended May 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $408,198,794 and $531,606,582, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 5/31/07:
Shares sold	2,971,782	$ 63,377,262

Shares issued in connection with
reinvestment of distributions	—	—

	2,971,782	63,377,262

Shares repurchased	(5,725,579)	(125,735,458)

Net decrease	(2,753,797)	$ (62,358,196)

Year ended 5/31/06:
Shares sold	8,315,822	$ 168,768,973

Shares issued in connection with
reinvestment of distributions	67,778	1,379,969

	8,383,600	170,148,942

Shares repurchased	(6,694,169)	(134,409,425)

Net increase	1,689,431	$ 35,739,517

CLASS B	Shares	Amount

Year ended 5/31/07:
Shares sold	337,403	$ 6,917,437

Shares issued in connection with
reinvestment of distributions	—	—

	337,403	6,917,437

Shares repurchased	(3,074,398)	(61,264,852)

Net decrease	(2,736,995)	$ (54,347,415)

Year ended 5/31/06:
Shares sold	667,710	$ 12,688,273

Shares issued in connection with
reinvestment of distributions	—	—

	667,710	12,688,273

Shares repurchased	(9,797,097)	(187,046,714)

Net decrease	(9,129,387)	$ (174,358,441)

CLASS C	Shares	Amount

Year ended 5/31/07:
Shares sold	38,781	813,202

Shares issued in connection with
reinvestment of distributions	—	—

	38,781	813,202

Shares repurchased	(65,119)	(1,382,637)

Net decrease	(26,338)	(569,435)

Year ended 5/31/06:
Shares sold	40,525	788,899

Shares issued in connection with
reinvestment of distributions	—	—

	40,525	788,899

Shares repurchased	(47,122)	(904,331)

Net decrease	(6,597)	(115,432)

CLASS M	Shares	Amount
Year ended 5/31/07:
Shares sold	32,770	698,949

Shares issued in connection with
reinvestment of distributions	—	—

	32,770	698,949

Shares repurchased	(169,203)	(3,566,227)

Net decrease	(136,433)	$(2,867,278)

Year ended 5/31/06:
Shares sold	43,494	841,301

Shares issued in connection with
reinvestment of distributions

	43,494	841,301

Shares repurchased	(291,103)	(5,575,560)

Net decrease	(247,609)	$(4,734,259)

CLASS R	Shares	Amount

Year ended 5/31/07:
Shares sold	3,900	$ 86,946

Shares issued in connection with
reinvestment of distributions	—	—

	3,900	86,946

Shares repurchased	(156)	(3,534)

Net increase	3,744	$ 83,412

Year ended 5/31/06:
Shares sold	2,629	$ 53,655

Shares issued in connection with
reinvestment of distributions	3	67

	2,632	53,722

Shares repurchased	(318)	(6,578)

Net increase	2,314	$ 47,144

CLASS Y	Shares	Amount
Year ended 5/31/07:
Shares sold	24,606	$ 549,486

Shares issued in connection with
reinvestment of distributions	—	—

	24,606	549,486

Shares repurchased	(62,337)	(1,407,220)

Net decrease	(37,731)	$ (857,734)

Year ended 5/31/06:
Shares sold	397,923	$ 7,778,644

Shares issued in connection with
reinvestment of distributions	1,181	24,045

	399,104	7,802,689

Shares repurchased	(67,024)	(1,365,645)

Net increase	332,080	$ 6,437,044

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended May 31, 2007, management fees paid were reduced by $9,205 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $473,011 for the year ended May 31, 2007. During the year ended May 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $157,920,769 and $154,528,225, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage commissions (Unaudited)

Federal tax information

The form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended May 31, 2007. The other Putnam mutual funds in this group are Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Citigroup Global Markets, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended May 31, 2007.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Raymond James, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting
results (Unaudited)

May 15, 2007 meeting

The annual meeting of shareholders of the fund was held on May 15, 2007.

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

15,016,048	776,101	597,524

All tabulations rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner of and advisor to the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2007, there were 105 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and/or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Managing Director, Putnam Investments, Putnam Management,
Since 2007	and Putnam Retail Management. Prior to 2005, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer,	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk, Assistant
State Street Bank and Trust Company	Steven D. Krichmar	Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting Officer
and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter,	Vice President
Vice Chairman
Charles B. Curtis	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

May 31, 2007	$56,236	$334	$3,600	$1,151*

May 31, 2006	$48,746*	$--	$3,396	$ -

* Includes fees of $ 1,095 and $626 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended May 31, 2007 and May 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended May 31, 2007and May 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $155,301 and $235,170 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

May 31,
2007	$ -	$ 61,129	$ -	$ -

May 31,
2006	$ -	$ 98,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

 Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Capital Appreciation Fund By (Signature and Title): /s/Janet C. Smith Janet C. Smith Principal Accounting Officer Date: July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: July 26, 2007

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: July 26, 2007